Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
7.	Income Taxes:

The difference between expected income tax benefits and income tax benefit recorded in the financial statements is explained below:

	December 31,
	2014	2013
Income taxes (benefit) computed at statutory rate	$(1,351,601)	$(627,319)
State income tax benefit, net	(137,219)	(63,688)
Other	80,899	—
Change in valuation allowance	1,407,921	691,007

	$—	$—

The significant components of deferred income tax assets and liabilities consist of the following:

	December 31,
Deferred tax assets (liabilities)	2014	2013
In-process research and development	$996,154	$346,801
Net operating loss carry forward	878,706	407,398
R&D credit	15,779	2,584
Share-based compensation	256,219	—
Accrued expenses	17,850	—

	2,164,708	756,783

Less: valuation allowance	(2,164,708)	(756,783)

	$—	$—

In accordance with GAAP, it is required that a deferred tax asset be reduced by a valuation allowance if, based on the weight of available evidence it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the deferred tax assets will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount which is more likely than not to be realized. As a result, the Company recorded a valuation allowance with respect to all of the Company’s deferred tax assets.

The Company has a federal net operating loss (“NOLs”) of approximately $2.4 million as of December 31, 2014. Under Section 382 and 383 of the Internal Revenue Code, if an ownership change occurs with respect to a “loss corporation”, as defined, there are annual limitations on the amount of the NOLs and other deductions which are available to the Company. The portion of the NOLs incurred prior to August 12, 2013 is subject to this limitation. As such, the use of these NOLs to offset taxable income is limited to approximately $35,000 per year and the Company has written off the deferred tax assets associated with the NOLs limited due to the ownership change that occurred on August 12, 2013. The Company’s State NOLS are approximately $2.2 million as of December 31, 2013. The loss carryforwards begin to expire in 2018.